Draft 11.0 12/10/12

Welcome Andrew Sandifer Vice President, Strategic Development and Investor Relations

Event Safety 3 EXIT EXIT You can identify FMC staff by the color of their badge (green with a red corner). X You are here.

Today’s Agenda 4 12:55 – 1:00 p.m. Welcome Andrew Sandifer Vice President, Strategic Development and Investor Relations 1:00 – 1:30 p.m. Delivering Vision 2015 Pierre Brondeau President, Chief Executive Officer and Chairman 1:30 – 2:00 p.m. Agricultural Products Group Mark Douglas President, Agricultural Products Group 2:00 – 2:30 p.m. Specialty Chemicals Group Michael Wilson President, Specialty Chemicals Group 2:30 – 2:45 p.m. B R E A K 2:45 – 3:15 p.m. Industrial Chemicals Group Ed Flynn President, Industrial Chemicals Group 3:15 – 3:30 p.m. One FMC Pierre Brondeau 3:30 – 3:50 p.m. Financial Strength and Policies Paul Graves Executive Vice President and Chief Financial Officer 3:50 – 4:10 p.m. Looking Ahead to 2015 and Beyond Pierre Brondeau 4:10 – 5:00 p.m. Q&A Executive Panel

Safe Harbor Statement Safe Harbor Statement • These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. • Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended. • These slides include references to “2012 Forecast” or “2012F” that represent the mid-point of the guidance range provided by the Company on October 29, 2012. The Company is neither updating nor confirming guidance today. • The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Non-GAAP Financial Terms • These slides contain certain “non-GAAP financial terms” which are defined on our website at www.fmc.com. In addition, we have also provided on our website at www.fmc.com reconciliations of non-GAAP terms to the closest GAAP term. Amounts in this presentation focus on Adjusted Earnings for all EBIT and EPS references. 5

Draft 11.0 12/10/12

Delivering Vision 2015 Pierre Brondeau President, Chief Executive Officer and Chairman

8 Established Bold Vision For FMC In 2010

Strong Starting Point For Vision 2015 9 Proven record of superior financial performance Business portfolio well positioned, with high margins and return on invested capital Strong financial position: liquid balance sheet and substantial free cash flow Track record of creating significant shareholder value: 17% TSR 2002 – 2009

Executing In A More Dynamic Environment • Macroeconomic backdrop remains uncertain • Greater Organic Reinvestment opportunities • More balanced centralized/decentralized organization − Without losing accountability in our businesses • New leaders … with big shoes to fill 10

FMC’s Portfolio: The Foundation Of Success 11 11 Diverse end markets with low correlation to economic cycles Fast Growing, High Return Businesses Growth biased towards Rapidly Developing Economies (RDEs) Low energy requirements and exposure to petrochemicals Diversified raw material profile Business Agricultural Products Specialty Chemicals Industrial Chemicals Key Characteristics • Customer focused, innovative, agile • 2012 will be 9th consecutive year of record earnings • Market leader in texturants and tablet binders • BioPolymer: 2012 will be 8th year of record earnings • Lithium: #2 global supplier, positioned for EVs • World’s largest natural soda ash producer with lowest delivered cost • Increased specialty mix in peroxygens • New business launched to serve high-growth environmental markets

Our Vision For FMC In 2015 12 P R E M I U M T S R P E R F O R M A N C E Strong cash generation with disciplined cash deployment Significantly greater earnings stability Sustained mid-teens or higher return on invested capital Sales of $5B+ and EBIT of $1.2B+

0 1,000 2,000 3,000 4,000 5,000 2009A 2010A 2011A 2012F 2013 2014 2015 Target 13 On Track To Reach 2015 Sales Of $5.0B+ Sales ($ millions) (1) 13 Performance Versus Target 2009 – 2015 Target CAGR 11% 2009 – 2012F CAGR 13% Results Sales up by more than $1B since launch of plan (2) (1) Excludes revenues of Phosphates business exited at end of 2010 (2) At midpoint of guidance range provided 10/29/12 (1)

0 200 400 600 800 1,000 1,200 1,400 2009A 2010A 2011A 2012F 2013 2014 2015 Target 14 On Track To Deliver $1.2B+ EBIT In 2015 14 (1) EBIT ($ millions) Performance Versus Target 2009 – 2015 Target CAGR 17% 2009 – 2012F CAGR 15% Results EBIT up more than 50% since 2009 (1) At midpoint of guidance range provided 10/29/12

15 Return On Capital Is High And Well Above Target - 0.5 1.0 1.5 2.0 2.5 0% 5% 10% 15% 20% 25% 2009A 2010A 2011A 2012F 2013 2014 2015 ROIC Invested Capital RO A IC A v e ra ge In v e s ted C a pita l $ B 15 Key Factors • Expanding total company margins — EBIT Margin up ~ 120 bps, 2009 – 2012 • Disciplined cash deployment across organic reinvestment, external growth and cash to shareholders Results Maintaining returns in the face of significant investment levels (1) ROIC and Invested Capital Trend (1) At midpoint of guidance range provided 10/29/12

Creating A Stronger, More Stable FMC 16 One FMC Portfolio Evolution Rapidly Developing Economies Technology/ Product Line Expansion Higher Earnings Sustained Less Volatile

Disciplined Cash Deployment

More Than $1.5B Cash Deployed 2010 – 2012F


Other
~5%
~$90M
Organic
Reinvestment
~40%
~$650M
Cash to
Shareholders
~35%
$570M
External
Growth
~20%
~$325M

- Prioritized investment in growing our businesses
- $570 million cash returned to shareholders
- Other uses, principally legacy liabilities, a smaller portion than in past

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Executing Vision 2015 What You Will Hear Today • On track to meet or exceed our goals for 2015 • Doing exactly what we said we would do • Committed to balanced cash deployment • Planting the seeds for the next phase of growth 18 18

Agricultural Products Update Mark Douglas President, FMC Agricultural Products Group

AGRICULTURAL PRODUCTS GROUP

Agricultural Products Group At A Glance

Group Overview

- An agile, innovative, customer-focused and highly profitable business
  - 2012F Sales of ~$1.8B and EBIT of ~$435M(1)
- Global in scope, with particular strength in the Americas
- Sustainable competitive advantage driven by unique business model

2011 Sales Mix


Fungicides
Other
9%
Herbicides
43%
Insecticides
48%

Sales by End Market


North
America
20%
Europe,
Middle East
& Africa
10%
Asia Pacific
17%
Latin America
53%

(1) At midpoint of guidance range provided 10/29/12

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0 500 1,000 1,500 2,000 2,500 2009A 2010A 2011A 2012F 2013 2014 2015 Target 22 Well Ahead Of 2015 Target Pace 22 Sales ($ millions) (1) A G R I C U L T U R A L P R O D U C T S G R O U P (1) At midpoint of guidance range provided 10/29/12 Performance Versus Target 2009 – 2015 Target CAGR 14% 2009 – 2012F CAGR 20% Key Factors • Strong market growth in the Americas • Share gain, especially in Brazil • External Growth (e.g. product line acquisitions)

0 100 200 300 400 500 600 700 2009A 2010A 2011A 2012F 2013 2014 2015 Target 23 Well Ahead Of 2015 Target Pace 23 EBIT ($ millions) A G R I C U L T U R A L P R O D U C T S G R O U P (1) (1) At midpoint of guidance range provided 10/29/12 Performance Versus Target 2009 – 2015 Target CAGR 13% 2009 – 2012F CAGR 15% Key Factors • Technically differentiated products in targeted areas • Sustained world-class manufacturing costs

Sustained High Sales And EBIT Growth 24 (1) At midpoint of guidance range provided 10/29/12 24 Sales Growth 2002 – 2012F A G R I C U L T U R A L P R O D U C T S G R O U P - 250 500 750 1,000 1,250 1,500 1,750 2,000 2002 2003 2004 2005 2006 2007 2008 2009 2010 20112012 F - 100 200 300 400 500 2002 2003 2004 2005 2006 2007 2008 2009 2010 20112012 F EBIT Growth 2002 – 2012F (1) (1) 11% CAGR 2002 – 2012F 20% CAGR 2002 – 2012F

Delivering High Margins 0% 5% 10% 15% 20% 25% 25 Crop Protection Chemicals 2011 EBIT Margin 25 A G R I C U L T U R A L P R O D U C T S G R O U P (1) At midpoint of guidance range provided 10/29/12 (2) Data for DOW Ag. Sciences is EBITDA margin (1) (2)

Three Factors Influencing Our Success 26 A G R I C U L T U R A L P R O D U C T S G R O U P • Food, Fiber, Feed, Fuel • Population growth and urbanization • Agricultural land expansion • Commodity prices External Environment • Low, cost variable manufacturing • Aggregating innovation • Decentralized R&D • Crop/product focus Business Model • Local, decentralized • Big enough to compete, small enough to care • Embrace complexity Execution

Key Elements of Our Unique Business Model 27 A G R I C U L T U R A L P R O D U C T S G R O U P Low-cost, variable manufacturing network Active ingredient innovation driven by aggregating technologies Disciplined focus on niche crops and technically-advantaged products for row crops Decentralized R&D, with core competence in formulation, regulatory, and field trials Enabled by an agile, highly empowered, local organization Sustained Premium Margins and Growth

Scalable, Variable, Low Cost Manufacturing • Access to complimentary capabilities of partners • Long-term, multi-product relationships • >90% variable cost • Globally competitive unit costs • Asset light • Local formulation manufacturing • Strongly linked with local and global regulatory expertise 28 A G R I C U L T U R A L P R O D U C T S G R O U P

Innovation Approach Aggregates Technologies Across Multiple Sources 29 A G R I C U L T U R A L P R O D U C T S G R O U P New Products Regulatory Formulation

AGRICULTURAL PRODUCTS GROUP

External Growth Has Focused On Technology

Product Line / Technology Acquisitions

- Fluthiacet-methyl (2010)
- Pyroxasulfone (2010)
- Iprodione (2011)
- Prochloraz (2011)
- GAT Microencapsulation AG (2012)

Development & Commercialization

- Chr Hansen (2011)
- Marrone BioInnovations (2011)
- Isagro (2012)
- Kumiai (2012)
- ECUST and SSPC (2012)
- CEV Biotecnologia (2012)

Market Access

- Ruralco - Argentina (2011)

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Launched 30 New Products In 2012 31 A G R I C U L T U R A L P R O D U C T S G R O U P Sportak?

Generating A Steady Stream Of New Products 32 A G R I C U L T U R A L P R O D U C T S G R O U P 2012 2013 2014 2015 ~100+ New Products 35% of Sales from new products Growing pool of Active Ingredients

Growth Through A Customer-Centric Approach And Targeted Direct Market Access • Customer networks around the world that create important relationships • Direct market access in Argentina, Australia, Brazil, Canada, China, Colombia, India, Indonesia, Mexico, Pakistan, Thailand 33 A G R I C U L T U R A L P R O D U C T S G R O U P

11 – 15 % Each Fruits and Vegetables Rice Cotton Soybean Sugarcane Focus on Niche Crops And Pockets Of Technical Differentiation In Row Crops 34 FMC Mix By Crop A G R I C U L T U R A L P R O D U C T S G R O U P 6 – 10 % Each Potato Sunflower Wheat 2 - 5% Each Corn Turf/Home & Garden Oilseeds

Continued Double-Digit Sales And EBIT Growth Stronger 2015 Performance Than Initial Targets 35 (1) At midpoint of guidance range provided 10/29/12 - 500 1,000 1,500 2,000 2,500 3,000 2009 2012F Updated 2015 2009 – 2012 CAGR ~20% 0 100 200 300 400 500 600 700 800 2009 2012F Updated 2015 While EBIT to Grow ~15% CAGR ’09 – ‘15 2012 – 2015 CAGR ~16% 2009 – 2012 CAGR ~15% 2012 – 2015 CAGR ~16% (1) (1) • Share gain and market strength, especially in the Americas • New product introductions • Multiple market access strategies • Continued contribution from External Growth Key Drivers $ m illio n $ m illio n ~24.5% Margin ~24% Margin ~27.5% Margin A G R I C U L T U R A L P R O D U C T S G R O U P Sales Expected to Grow ~18% CAGR ’09 – ‘15

Specialty Chemicals Update Michael Wilson President, FMC Specialty Chemicals Group

SPECIALTY CHEMICALS GROUP

Specialty Chemicals Group At A Glance

Group Overview

- A global leader in functional chemistries focused on serving Food, Pharmaceutical and Energy Storage and other specialty markets with 2012F Sales of ~$925M and EBIT of ~$195M[(1)]
  - Well positioned in attractive end market segments
  - Global presence
  - Increasing levels of sustainable organic growth
  - External Growth focused on broadening product portfolio

2011 Sales Mix


Lithium
26%
BioPolymer
74%

2011 Sales by Region


North America
33%
Latin America
7%
Europe, Middle East & Africa
32%
Asia Pacific
28%

(1) At midpoint of guidance range provided 10/29/12

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0 200 400 600 800 1,000 1,200 1,400 1,600 2009A 2010A 2011A 2012F 2013 2014 2015 Target Sales Trend ($ millions) 39 Segment Sales Growing Below Target Pace 39 (1) At midpoint of guidance range provided 10/29/12 (1) S P E C I A L T Y C H E M I C A L S G R O U P Performance Versus Target 2009 – 2015 Target CAGR 12% 2009 – 2012F CAGR 7% Key Factors • Solid, steady growth in BioPolymer • Operational disruptions and expansion delays in Lithium • Slower build from smaller acquisitions

0 50 100 150 200 250 300 350 400 2009A 2010A 2011A 2012F 2013 2014 2015 Target EBIT Trend ($ millions) (1) 40 Segment EBIT Trailing 2015 Target Pace 40 (1) At midpoint of guidance range provided 10/29/12 S P E C I A L T Y C H E M I C A L S G R O U P Performance Versus Target 2009 – 2015 Target CAGR 16% 2009 – 2012F CAGR 7% Key Factors • Continued record earnings in BioPolymer • Inflation and operational difficulties in Argentina Lithium operations • Less immediate impact from External Growth than initially anticipated

SPECIALTY CHEMICALS GROUP

FMC BioPolymer At A Glance

Business Overview

- Texturants and natural colors for food applications
  - Leadership positions in seaweed and cellulose specialties
  - Emerging positions in natural colors and pectin
  - Low cost, premium supplier
- Tablet binders for pharmaceutical and nutraceutical applications
  - Recognized market leader
  - Price premium driven by high quality, reliable service, and strong brand equity
  - Broad customer positions across RX and GX

2011 Sales Mix


Pharma
43%
Food Ingredients & Personal Care
57%

2011 Sales by End Market


Latin America
10%
North America
37%
Asia Pacific
21%
Europe, Middle East & Africa
32%

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SPECIALTY CHEMICALS GROUP

FMC BioPolymer's All-Natural Product Line


Food
46%
8-9%
Pharma
54%

Cellulose

- Suspension properties
- Binding/disintegration
- Imparts thickening
- Freeze/thaw stability
- Imparts heat stability
- Creamy mouthfeel
- Emulsion/foam stability


Food
98%
3-5%
Pharma
2%

Carrageenan

- Imparts gel structure
- Viscosifier
- Binds water
- Suspension properties
- Modifies texture
- Ice crystal control
- Dairy protein reactive


Food
57%
3-5%
Pharma
43%

Alginates

- Cold soluble
- Cold setting gel
- Heat stable gelation
- Emulsion/foam stability
- Low pH gelation
- Viscosifier


Food
100%
8%

Pectin

- Variable setting speeds
- Protein protection
- Low pH gelation
- Provides mouthfeel
- Suspension properties
- Forms thermostable gels


Food
100%
12%

Natural Colors

- Complete hue range from yellow to orange to red to purple to green
- Application compatible forms
- Sourced from safe and healthy fruits, vegetables and herbs
- High stability formulations

Note: Arrows denote market growth rate for this segment

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SPECIALTY CHEMICALS GROUP

Significant Progress On Strategic Imperatives

Strengthen Core	Extend Reach (RDEs)	Expand Base
• MCC Capacity Expansions – Cork, Ireland, Q4 2011 – Newark, DE, Q4 2012 • Alginates Capacity Expansion – Haugesund, Norway, Q1 2012	• Singapore Food Lab, Q3 2011 • Chile Natural Colors Lab, Q4 2011 • India Pharma Lab, Q3 2012 • Russia Food Lab, Q4 2012 • Thailand MCC plant, 2014	• New Pharma products – Specialty lubricant, 2011 – Alcohol resistant coating, 2012 • Natural colors acquisitions – BioColor, Q4 2011 – Phytone, Q2 2012 • Pectin acquisition – Pectin Italia, Q3 2012

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Building A New Platform In Natural Colors Rapidly Growing Market • Size: ~$1.3B (2016), ~12% CAGR (2011-16) • Growth rate 3X that of processed Food & Beverages overall • Conversion from synthetic colors a key factor Growth Driven By Key Trends • Consumer perceptions of synthetic colors • Rising GDP / capita in RDEs • “Natural” labeled food Fragmented Market Structure • Only two global players • Many smaller, regional players 44 44 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2014 2015 2016 North America, 15% CAGR Asia, 11% CAGR Latin America, 8% CAGR Natural 12% Synthetic 1.5% Global Food Colors Market S P E C I A L T Y C H E M I C A L S G R O U P Synthetic (Global), 1.5% CAGR EMEA, 9% CAGR Sources: Deutsche Bank, Chr Hansen, UBIC, FMC Analysis $ m ill io n s

Pectin Complements Existing Product Lines Growing Market • Size: ~$1.0 B (2017), ~8% CAGR (2012-17) Fit With Existing Products • Pectin is the most widely used specialty hydrocolloid • Unique functionality in low pH applications opens new segments to leverage core competencies in texture and new natural color platform FMC Strategic Advantages • Manufacturing near raw material source • FMC well-positioned in high-growth dairy segment 45 45 0 100 200 300 400 500 600 700 800 900 1,000 2012 2013 2014 2015 2016 2017 Confectionary, ~7% CAGR Beverages (non-dairy) ~8% CAGR Other, ~5% CAGR Global Pectin Market S P E C I A L T Y C H E M I C A L S G R O U P Fruit Spreads and Fillings, ~5% CAGR Dairy, ~11% CAGR Sources: IMR International, Euromonitor, Mintel GNPD, Import-Export Trade Statistics, FMC Analysis $ m ill io n s

SPECIALTY CHEMICALS GROUP

BioPolymer: Delivering Results

- Continues to deliver solid, steady sales and EBIT growth
- Will deliver 8th consecutive year of record earnings this year
- Making excellent progress delivering against strategic imperatives
  - Capacity expansions
  - New labs
  - Thailand MCC plant
  - Natural Colors and Pectin

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SPECIALTY CHEMICALS GROUP

FMC Lithium At A Glance

Business Overview

- #2 producer in world on a revenue basis
- Market leader in key segments
  - #1 supplier of lithium hydroxide, lithium chloride, specialty lithium salts
  - A leader in downstream lithium metal products and organo-lithium compounds
- Integrated operational footprint
  - 5 production sites worldwide
  - Only mine-to-metal producer in the world
  - R&D presence in the US, India, and China
- Industry innovator
  - Unique brine process technology
  - Expertise in cathode development

Market Share


FMC
27%
Others
73%

2011 Sales by End Market


Synthesis
(Pharma)
18%
Polymer
26%
Energy
29%
Industrial
27%

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SPECIALTY CHEMICALS GROUP

Global Lithium Network With Key Resource In Argentina

Argentina Lithium Extraction

- FMC operations are located in a region of the Andes Mountains called the “Lithium Triangle”
- Lithium rich brine is extracted via wells from sub-surface salt lakes called salars
- FMC’s salar is located at over 4,000 meters elevation and encompasses an area of 300 square kilometers
- FMC commenced operations in 1997 and operates four facilities in Argentina

Global Lithium And Lithium Derivatives Processing


Bessemer City
North Carolina, US
Bromborough
United Kingdom
Zhangjiagang
China
Naoshima,
Japan
Patancheru
India
Guemes
Salta, Argentina
Fenix
OFFICES
· Charlotte · Bromborough · Shanghai
· Bangalore · Tokyo

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Anticipate Healthy Demand Growth • Continue to have a relatively conservative outlook on demand growth − Now forecasting demand in metric tons of lithium carbonate equivalents (LCE) to grow 9% annually through 2020 • Energy applications continue to drive growth − Consumer electronics: ~9% CAGR − Transportation: ~27% CAGR • Now believe mix of electric vehicle fleet will be less lithium rich − More HEV and PHEV, less EV 49 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 2018 2019 2020 LCE Demand (kMT) Conventional applications Consumer electronics/devices New applications Transporation Overall ~9% CAGR S P E C I A L T Y C H E M I C A L S G R O U P 3% 9% 35% 27% CAGR

Capacity Additions To Keep Industry Utilization Low 50 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 50 100 150 200 250 300 350 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 L C E (k M T ) Total Demand Total Capacity Capacity Utilization • From 2011 to 2017, demand expected to grow by nearly 70K MT LCE • Credible capacity expansions already announced or expected during this time period are more than twice the growth in demand • Given that much of the anticipated capacity expansion comes from higher cost producers, we expect pricing to be stable to increasing S P E C I A L T Y C H E M I C A L S G R O U P

Uncertainty Leads Us To Defer Next Capacity Expansion 51 S P E C I A L T Y C H E M I C A L S G R O U P Situation FMC Actions Argentina inflation and exchange rates are working against us in the near- term Increased uncertainty about the timing, magnitude of penetration, and mix of electric vehicles Substantial capacity expected to be added to industry in near- to mid-term Less urgency for next expansion • Continue to evaluate further expansion in Argentina • No expansion before 2015 Focus on optimizing mix, improving costs and increasing throughput of existing operations Continue to work on options for expanding supply through partnerships or investment outside Argentina + +

Lithium: Moving Forward • Mix enhancement and cost reduction will drive profit improvement through 2015 − Modest opportunities to increase capacity beyond the current 30% expansion through debottlenecking and other efforts • Electric vehicle inflection point provides “option” on future growth beyond 2015 • Working multiple avenues for future supply needs 52 S P E C I A L T Y C H E M I C A L S G R O U P

Specialty Chemicals Imperatives To Deliver Vision 2015 • Lithium: focus on mix and cost optimization − Continue working options for mid- and longer-term expansion of supply − Maintain focus on energy storage market, especially EV’s • BioPolymer: sustain profitability while accelerating growth − Capture benefits of investments to date − Continue investing in growth 53 S P E C I A L T Y C H E M I C A L S G R O U P

- 200 400 600 800 1,000 1,200 1,400 2009 2012F Current 2015 Expectation 0 50 100 150 200 250 300 2009 2012F Current 2015 Expectation While EBIT To Grow ~10% CAGR ’09 – ‘15 Sales Anticipated to Grow ~7% CAGR ’09 – ‘15 Expect Steady Sales And Accelerating EBIT Growth 2015 Below Initial Targets 54 2009 – 2012 CAGR ~7% 2012 – 2015 CAGR ~8% 2009 – 2012 CAGR ~7% 2012 – 2015 CAGR ~12% (1) (1) • Solid, steady growth in BioPolymer, benefiting from Organic and External Growth investments to date • Lithium a modest contributor Sales and EBIT growth through 2015 • Lithium remains an option on EV’s post-2015 Key Drivers $ m illio n $ m illio n ~21% Margin ~24% Margin ~21% Margin S P E C I A L T Y C H E M I C A L S G R O U P (1) At midpoint of guidance range provided 10/29/12

Industrial Chemicals Update Ed Flynn President, FMC Industrial Chemicals Group

INDUSTRIAL CHEMICALS GROUP

Industrial Chemicals Group At A Glance

Group Overview

- A diverse group focused on inorganic chemicals such as soda ash, hydrogen peroxide, and specialty alkali / peroxygen products
  - 2012F Sales of ~$1.1B and EBIT of ~$170M(1)
- Strong cash generation and high return on assets
  - Restructuring and portfolio management shifting toward more stable, high-value mix
- Improving performance through
  - Manufacturing excellence
  - Market and cost leadership
  - Increased focus on specialty applications

2011 Sales Mix


Peroxygens
25%
Environmental
5%
Alkali
70%

2011 Sales by Region


Latin America
13%
North America
60%
Asia Pacific
8%
Europe, Middle East & Africa
19%

(1) At midpoint of guidance range provided 10/29/12

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0 200 400 600 800 1,000 1,200 1,400 2009A 2010A 2011A 2012F 2013 2014 2015 Target Sales Trend ($ millions) 58 Segment Sales Ahead Of Target Pace 58 (2) (1) (1) I N D U S T R I A L C H E M I C A L S G R O U P (1) Excludes revenues of Phosphates business exited at end of 2010 (2) At midpoint of guidance range provided 10/29/12 Performance Versus Target 2009 – 2015 Target CAGR 7% 2009 – 2012F CAGR 8% Key Factors • Price increases in soda ash • Mix improvement in Peroxygens • Product line exits (sodium percarbonate, zeolites)

0 50 100 150 200 250 300 2009A 2010A 2011A 2012F 2013 2014 2015 Target EBIT Trend ($ millions) 59 Segment EBIT Ahead Of Target Pace 59 (1) I N D U S T R I A L C H E M I C A L S G R O U P (1) At midpoint of guidance range provided 10/29/12 Performance Versus Target 2009 – 2015 Target CAGR 20% 2009 – 2012F CAGR 23% Key Factors • Price increases in soda ash • Shift to specialty segments in Peroxygens • Exit of underperforming product lines

INDUSTRIAL CHEMICALS GROUP

Alkali Chemicals At A Glance

Business Overview

- Alkali Chemical Division produces natural soda ash used by manufacturers in glass, chemical processing and detergent industries
- Operations include
  - Westvaco plant (Green River, WY)
  - World's largest trona mine
  - World's largest soda ash plant
  - FMC's largest manufacturing operation
- Granger plant (Granger, WY)
  - Strategic asset restarted in 2011 as solution-fed operation
  - Additional 700,000 ton expansion potential

2011 Sales Mix

Soda Ash
Sodium Sesquicarbonate
Sodium Bicarbonate
Caustic Soda
Milled Trona

2011 Sales by End Market


Detergents 10%
Pulp & Paper 2%
Other 11%
Glass Containers 25%
Flat Glass 18%
Other Glass 7%
Chemicals 27%

(1) At midpoint of guidance range provided 10/29/12

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INDUSTRIAL CHEMICALS GROUP

Routes To Market For Alkali Products

ANSAC

Primary route to markets outside the US is the American Natural Soda Ash Corporation (ANSAC)

Since ANSAC inception (circa 1982) US exports have grown dramatically
- 1983: 1 million tons
- 2011: 5 million tons


Exports - Other, 10%
Exports - Asia, 15%
Domestic, 50%
Exports - LatAm, 25%

FMC

Direct soda ash sales to:
- United States
- Canada
- Western Europe
- South Africa

All other non-soda ash Alkali products globally are sold direct by FMC

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Basis For Global Competition Is Delivered Cost 62 US & China account for 82% of global soda ash trade 0.7 0.9 1.6 0 1 2 3 4 5 6 7 8 Other1 Turkey China US 1.7 5.3 Total Exports 7.0 18% 82% Global Soda Ash Exports (MT/Year) I N D U S T R I A L C H E M I C A L S G R O U P FMC’s Position • World’s largest natural soda ash producer • Leader in Longwall and Secondary Solution Mining • Significant delivered cost advantage versus synthetic soda ash production • Less energy and green house gas intensive on a delivered basis than synthetic soda ash • Cost position and efficient distribution enable global reach – substantial cash margin selling at delivered cash cost of synthetic (1) Excludes intra-European trade volume. Source: IHS Chemical, USGS,ANSAC, FMC estimates

US Producers Have Structural Cost Advantage 63 Source: IHS Chemical, USGS, Wyoming Mining Association, ANSAC, FMC estimates 0 50 100 150 200 250 Transportation Total Cash Cost US Cost Basis Transportation Variable Cash Cost China Cost Basis Mexico Other Latin America Asia ex China Mideast & Africa Delivered Cost ($ / Metric Ton) I N D U S T R I A L C H E M I C A L S G R O U P

Hydrogen Peroxide Textiles 3% Environmental 11% Electronics 9% Personal Care 4% Food 7% Distributors 8% Peroxygens At A Glance 64 Persulfates Other 4% Polymer 46% Printed Circuit Board 6% Environ- mental 10% Personal Care 4% Energy 30% Peracetic Acid Other 3% Food Safety 80% Energy 15% 64 I N D U S T R I A L C H E M I C A L S G R O U P Note: 2011 Sales by application area for Peroxygens, including sales now made through Environmental Solutions Chemicals & Mining 14% Pulp & Paper 44% Water 2%

INDUSTRIAL CHEMICALS GROUP

Peroxygens Focused On Developing Specialty Applications

Specialty

- Sold on Attributes
- Efficacious
- Sustainable
- Intellectual Property

Commodity

- Sold on price


Electronics
Proteins Disinfection
Aseptic Packaging
Energy
Personal Care
Polymer
Fruit & Veg Disinfection
Pulp
Mining
Hard Surface
0%
5%
10%
Market / Application Growth Rate

Example Specialty Products

Disinfection

- Spectrum® antimicrobial for poultry
- Blitz™ antimicrobial for beef
- VigorO$_X$® fruit & vegetable treatment

Aseptic Packaging

- Clarity®, VigorOx®, Peradigm™, Durox® antimicrobial products

Electronics

- Semi-grade, RGS, RGS II peroxides

FMC | INVESTOR DAY 2012
VISION 2015 THE RIGHT CHEMISTRY
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INDUSTRIAL CHEMICALS GROUP

FMC Environmental Solutions Division Launched

- In 2010 announced plans to build a new business platform focused on environmental challenges in air, soil and water
- Since 2010 we have:
  - Acquired RheinPerChemie GmBH
  - Acquired Adventus Intellectual Property Inc.
  - Created $Natron_X$ joint venture with Tata and Church & Dwight
  - Formed Beijing Enviro-Chem joint venture
- In 2012, launched Environmental Solutions as a stand-alone business within Industrial Chemicals

2012 Sales ~$50M[(1)]



Water Treatment 16%
Soil & Groundwater Remediation 47%
Air Pollution Control 37%

(1) Environmental Solutions Division sales reported as part of Peroxygens Division in 2011 and 2012

FMC | INVESTOR DAY 2012
VISION 2015 THE RIGHT CHEMISTRY
66

INDUSTRIAL CHEMICALS GROUP

FMC Environmental Solutions Markets

Air Pollution Control	Site Remediation	Water Treatment
• Soda ash and alkali solutions for wet scrubbing applications • Low cost trona-based products and PerNOxide™ technology • $Natron_X$ Technologies joint venture	• Treat a wide range of organic and metallic contaminants in soil and groundwater. • Adventus acquisition solidifies position as a global technology leader in the soil and groundwater remediation	• VigorOx® biocide delivery system for the Municipal and Oil & Gas water treatment markets • Support reuse of produced and treated waters via environmentally benign technology

FMC | Investor Day 2012

VISION 2015 THE RIGHT CHEMISTRY

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Shifting Non-Alkali Mix Towards Specialties 68 Note: Includes sales of Peroxygens and Environmental Solutions Divisions Commodity Specialty 68 15% 85% 30% 70% 50% 50% 2007 2011 2015 I N D U S T R I A L C H E M I C A L S G R O U P

Industrial Chemicals Imperatives To Deliver Vision 2015 • Maintain market and cost leadership in Soda Ash − Take advantage of debottlenecking / throughput improvement − Next phase expansion at Granger will not impact Vision 2015 revenues • Maximize our Global Peroxygens franchise − Continue to shift mix to deliver >50% revenue in specialty applications • Drive rapid growth of Environmental Solutions − Efficacious, cost-effective solutions to environmental challenges in air, soil and water − Combination of organic growth and acquisitions of complementary / adjacent technologies 69 I N D U S T R I A L C H E M I C A L S G R O U P

0 50 100 150 200 250 300 2009 2012F Current 2015 Expectation $ m illio n Sales Anticipated to Grow ~7% CAGR ’09 – ‘15 - 200 400 600 800 1,000 1,200 1,400 1,600 2009 2012F Current 2015 Expectation (1) $ m illio n Expectations For 2015 Largely Unchanged Consistent With Initial Targets 70 (1) At midpoint of guidance range provided 10/29/12 2009 – 2012 CAGR ~8% ~15% Margin ~19% Margin 2012 – 2015 CAGR ~7% 2009 – 2012 CAGR ~23% 2012 – 2015 CAGR ~14% (1) ~9% Margin I N D U S T R I A L C H E M I C A L S G R O U P • Continued market and cost leadership in soda ash • Continued mix improvement in Peroxygens • Growth of Environmental Solutions business Key Drivers While EBIT To Grow ~10% CAGR ’09 – ‘15

One FMC Pierre Brondeau President, Chief Executive Officer and Chairman

Evolving Our Model 73 73 Acting as “One FMC” Starting Point Future State • Highly decentralized, all but corporate governance functions embedded in businesses, even at the cost of duplication • Strong accountability in business units • Intense cost focus • Missed opportunities to leverage resources, take advantage of scale and scope • Balanced centralized-decentralized model • Centralize certain functions that better leverage our growing size and scale • Realize efficiencies while maintaining strong accountability • Increase process effectiveness and discipline needed for a larger, more complex global company • Faster more responsive operations

Two Key Examples of “One FMC” 74 Procurement • Deliver best in class, cost-efficient services via technology-driven procurement • Drive from a center-led, global sourcing & procurement organizational structure Operations • Upgrade Safety culture and performance • Improve capital project and portfolio management • Drive Manufacturing Excellence to reduce costs and improve productivity

Procurement: Strong Progress 75 Roll-out Evolve Operating Model Process & Technology Deployment 2010 2011 2012 2013 2014 2015 • Center led Global Organization – Integrated with Business • Launched Strategic Sourcing – Early wins identified, captured and ahead of plan • Single, scalable ‘source-to-pay’ process • Implement Phase I eProcure – Supplier Relationship management, Spend Analytics, e-Catalogs - 20 40 60 80 100 120 Dec 2011 Dec 2012 Dec 2015 Original Target Updated $50M $25M $36M $71M $80M >$100M Savings Ahead of Initial Goals Savings are reflected in our 2015 expectations Org a niz a tio n Operations Sourcing Center of Excellence P ro c e s s Spend Management Purchase-to-Pay Process Strategic Sourcing T e c hnolog y A dop ti o n E-Procurement Master Data

Higher Capital Investment Requires Upgrades 76 0 50 100 150 200 250 300 350 400 2010 2011 2012 2013 2014 2015 Organic Reinvestment Trend ($ millions) Upgrading Capital Investment Processes and Capabilities • Integrated Capital Project Portfolio Management process and system • Formal, stage-gate driven Capital Deployment process • Uniform rules / standards for project evaluation and management • External validation by independent project analysts • Strengthening Engineering and Project Management capabilities • Focus on assessment of risk-adjusted financial returns

Operations: Driving Manufacturing Excellence 77 • Clarify responsibilities at all levels • Establish agreed objectives • Enhance organizational effectiveness Processes People • Coach, not just train, our people • Transfer best working practices • Focus on decisions and problem-solving Systems • Measure current performance • Quantify opportunities to improve • Drive rapid response • Realized rapidly • Demonstrated at all levels • Qualified and quantified Behavior Change Sustainable Results • Owned by our people • Agreed by our people • Continued by our people Continuous Improvement Culture • Organizational focus • Constantly seeking gain • Moving forward as one

Manufacturing Excellence A Well Defined, Site-by-Site Approach 78 • Determine performance gap • Agree to improvement targets and financial benefits • Design implementation project Achieve Sustainable Performance Improvement Project Launch Preparation Analysis and Project Design 4-6 weeks 9-12 months Implementation • Apply Lean Six Sigma improvement tools to remove waste and increase process capability • Create standardized operations based on implementation manuals • Deliver results

• Piloting in one of our Green River, WY operations • Scope − Safety − Throughput − Efficiency • Goal − At least 10% capacity increase • Pilot ~50% complete − Positive interim results − Proof of concept – ready to begin rolling out to other sites / operations Promising Manufacturing Excellence Beta Test 79

Implementation Begins In Earnest In 2013 • EBIT neutral at each site in its first year • Implementing in waves across all major FMC sites in 2013, 2014 and 2015 − Benefits from first wave begin to show in 2014 − Second wave benefits impact in 2015 • Believe we can deliver at least 5% cost reduction and 10% incremental capacity in most facilities 80

Financial Strength and Policies Paul Graves Executive Vice President and Chief Financial Officer

Delivering Vision 2015 Yields ~$4B In Cash To Deploy 83 Borrowing capacity $3B+ ~$4B ~$1B Cumulative Cash Flow from Operations 2010 - 2015 Cumulative Cash for Deployment 2010 - 2015 Organic Reinvestment Cash to Shareholders External Growth Other

Maintaining Strong Credit Metrics 84 Note: dashed lines indicate credit metric values FMC believes to be generally consistent with a BBB+ or Baa1 credit rating 0 0.5 1 1.5 2 2.5 2010 2011 2012F 2013 2014 2015 Leverage BBB+ / Baa1 0 5 10 15 20 25 2010 2011 2012F 2013 2014 2015 Interest Coverage BBB+ / Baa1 0% 25% 50% 75% 2010 2011 2012F 2013 2014 2015 Retained Cash Flow/Debt BBB+ / Baa1

0 50 100 150 200 250 300 350 400 2010 2011 2012 2013 2014 2015 Maintenance Growth Investment Trend ($ millions) Key Drivers • Organic growth requires continued reinvestment • Maintenance CapEx at ~0.7X D&A for plan horizon • Growth investment(1) at ~1.2X D&A for next 3 years 85 Organic Reinvestment ~$350M / Year Through 2015 85 (1) Growth investment includes CapEx and deferred charges for investment in Agricultural Products toll supplier network

How External Growth Fits With Vision 2015 86 86 Approach • Proactive, aligned with clear strategic intent in selected spaces • Large scale, complex, or transformational acquisitions not anticipated • Balanced evaluation metrics – Situation-specific  IRR > risk-adjusted hurdle rate  EPS accretion timeframe  Attractive growth rate  EBIT Margin enhancing – Portfolio  Sustainable mid-teens ROIC  Creates optionality External Growth Opportunities • Company acquisitions • Joint ventures • Strategic alliances • Minority investments • Product line acquisitions • Technology licensing / acquisition • Joint development

Agricultural Products Specialty Chemicals Industrial Chemicals •Acquired fluthiacet-methyl and pyroxasulfone from Kumiai (2010) • Formed Ruralco JV in Argentina (2011) • Purchased iprodione and prochloraz from Bayer (2011) • Development and distribution agreements with Chr Hansen and Marrone BioInnovations (2011) • Joint development agreement with ECUST and SSPC for new insecticide (2012) • Development and distribution agreement with CEV Biotecnologia for a patented biofungicide (2012) • Joint development agreement with Isagro to develop a new fungicide (2012) •Acquired IP and distribution rights for all products of GAT Microencapsulation AG (2012) •Acquired BioColor, a rapidly growing technology leader in the field of Natural Food Colors (2011) •Acquired Phytone, an established UK- based Natural Colors producer (2012) •Acquired the assets of Pectine Italia (2012) •Acquired Rheinperchemie Gmbh to expand our persulfates footprint into Europe (2011) •Acquired the assets of Adventus Technologies to broaden our scope of site remediation technologies (2011) • Formed Natronx JV to manufacture and market sodium-based dry sorbents for air pollution control in electric utility and industrial boiler operations (2011) • Formed Beijing Enivro-Chem JV to develop the site remediation market in China (2012) Eighteen External Growth Transactions Since 2010 87

External Growth Investments Expected To Make Meaningful Contribution to 2015 Results 88 2015 Sales 2015 EBIT ~$425M ~$125M ~$325M Deployed To Date Across 18 Transactions

External Growth Areas Of Focus Going Forward 89 While pipeline is rich, we do not believe we will deploy more than $1B in External Growth over the Vision 2015 horizon, substantially less than originally contemplated Agricultural Products Specialty Chemicals Industrial Chemicals • Acquire new products and technologies • Access new Active Ingredients • Selective M&A principally in adjacent spaces • Expand and strengthen Food Ingredients offerings • Natural colors • Pectin • Others • Broaden Specialty Excipients portfolio • Expand technology portfolio and geographic footprint in Environmental Solutions

445 126 1,000 0 200 400 600 800 1,000 1,200 Plan to date 2010-2015 commitment Buybacks Dividends 135 165 145 36 41 48 0 50 100 150 200 250 2010 2011 2012 Buybacks Dividends 90 Strong Return Of Cash To Shareholders Cash Return to Date Biased to Buybacks Ahead of Pace to Return $1B 90 57% of Goal

Will Deliver At Least $1B To Shareholders Over Plan 91 91 Dividends • Increasing our dividend by 50% • Intend to continue raising dividends each year Expect dividends of ~$75M in 2013 and growing broadly in line with earnings growth thereafter Share Repurchases • Continue cash return via dividends and repurchases • Timing and magnitude of repurchases to be opportunistic relative to other uses of cash Expect $100 - $150M per year in share repurchases for the remainder of the Vision 2015 plan horizon

Cash Deployment Now More Heavily Weighted To Organic Growth And Cash To Shareholders 92 (1) Other includes Legacy Liabilities, Minority Interest Payments, and other uses of cash 92 Organic Reinvestment 39% External Growth 26% Repurchases 19% Dividends 9% Other 7% Organic Reinvestment 24% External Growth 43% Repurchases 18% Dividends 6% Other 9% Cumulative Cash Deployed, 2010 – 2015 Original Vision 2015 Plan Cumulative Cash Deployed, 2010 – 2015 Current Expectation

Reinforcing Sound Financial Policies • Maintain credit metrics consistent with strong investment grade rating • Greater emphasis on Organic Reinvestment − Organic Reinvestment / D&A > 2 on average for 2013 - 2015 • Maintain disciplined External Growth approach − Clear fit with stated strategies − Large-scale, complex, or transformational acquisitions not anticipated • Adjust mix of cash to shareholders, increasing dividend but still returning majority of cash through buybacks 93 93 A Solid Footing for 2015 and Beyond

Looking Ahead to 2015 and Beyond Pierre Brondeau President, Chief Executive Officer and Chairman

Steady Sales Growth 95 20% 7% 8% 16% 8% 7% $2.7B $3.8B $5.5B+ 2009-12 CAGR 13% 2012-15 CAGR 14% 2009A(1) 2012F(2) 2015 Current Expectation Industrial Chemicals Specialty Chemicals Agricultural Products Expect to exceed $5B 2015 Sales target by 10% or more (1) Excludes revenues of Phosphates business exited at end of 2010 (2) At midpoint of guidance range provided 10/29/12

Double-Digit EBIT Growth 15% 7% 23% 16% 12% 14% 2009A 2012F(1) $467M $710M ~$1,200M Industrial Chemicals Specialty Chemicals Agricultural Products Corporate 2009-12 CAGR 15% 2012-15 CAGR 18% 96 Expect to meet or exceed $1.2B 2015 EBIT target (1) At midpoint of guidance range provided 10/29/12 2015 Current Expectation

15% 16% 17% 18% 19% 20% 21% 22% Margin Expansion Expected 17.5% 18.7% ~21% 97 EBIT Margin Trend Expect ~350 bps EBIT margin expansion (1) At midpoint of guidance range provided 10/29/12 2009A 2012F(1) 2015 Current Expectation

Delivering $1.2B+ EBIT Implies Robust EPS Growth $2.08 $2.47 $2.99 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 2009A 2010A 2011A 2012F 2013 2014 2015 $5.75 – $6.25 Adjusted EPS Trend (1) $3.42 – $3.52 Anticipate 2013 EPS up ~mid-teens vs. 2012F 98 2012F – 2015 CAGR 18 – 22% 2009 – 2012F CAGR 18% (1) Guidance range provided 10/29/12. We are not updating or confirming guidance today

One FMC Portfolio Evolution Rapidly Developing Economies Technology/ Product Line Expansion Strong Foundation for 2015 and Beyond 99 Strong Investment Grade Balance Sheet Provides Stability and Flexibility Sustained Premium Performance Double-Digit Top and Bottom Line Growth

Our Vision For FMC In 2015 100 P R E M I U M T S R P E R F O R M A N C E Strong cash generation with disciplined cash deployment Significantly greater earnings stability Sustained mid-teens or higher return on invested capital Sales of $5B+ and EBIT of $1.2B+

FMC will continue to deliver premium performance – through 2015 and beyond 101 101

Andrew Sandifer Vice President, Strategic Development and Investor Relations

PANEL & • Pierre Brondeau • Paul Graves • Mark Douglas • Michael Wilson • Ed Flynn